UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549


                                  FORM 8-K

                               CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):  June 7, 2006


                             EMPIRE GLOBAL CORP.
            (Exact name of registrant as specified in its charter)

   DELAWARE                       0 - 50045                     33-0823179
(State or other           (Commission File Number)            (I.R.S. Employer
jurisdiction of                                         Identification Number)
incorporation or
organization)


       501 Alliance Avenue, Suite 400, Toronto, ON.  M6N 2J1, Canada
                  (Address of principal executive offices)

                              (416) 769-8788
                      (Registrant's telephone number)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 5.02 - DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

The first two paragraphs were amended to more accurately describe the timing of the events. This 8-K/A replaces the previously filed 8-K on June 8, 2006.

On May 29, 2006, Vic Dominelli advised Empire Global Corp. of his desire to resign as our Chief Financial Officer, however Mr. Dominelli will remain as one of our Directors. On June 7, 2006, our board members acted by written consent to accept the resignation of Vic Dominelli as our Chief Financial Officer.

New Officer. On June 7, 2006, our board members acted by written consent to appoint Hoi Ming Chan to serve as our new President and also to serve as our Chief Financial Officer filing the vacancy left by the resignation of Vic Dominelli.

Mr. Chan has also been involved in property investment and management since 1998. He was the President of 501 Canada Inc. from 2000 to 2005, during which the company acquired and owned a commercial-industrial property at located at 501 Alliance Avenue in Toronto, Ontario, as well as an industrial property in Scarborough, Ontario.

His experience and familiarity with the assets and contracts that the Registrant acquired pursuant to the Plan of Merger and Reorganization between the Registrant and Empire Global Acquisition Corp. and 501 Canada Inc. along with his past business success in China are vital attributes that he will contribute to the Company as we progress towards our corporate goals and objectives.

Mr. Chan does not hold any other directorships in reporting companies and does not have any family relationships among other current or nominated directors or executive officers.

Mr. Chan does not have any material interest in any current or future deal. With respect to the merger reported on Form 8-K dated October 27, 2005, between the Registrant and 501 Canada Inc, Mr. Chan indirectly received 3,333,000 shares of the Registrant's common stock by way of his ownership in I-Ching System Inc. and his ownership in Cambridge Education Group Canada both of which received shares pursuant to the aforementioned agreement dated October 27, 2005.


                                SIGNATURES

Pursuant to the Requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



DATED:  June 7, 2006.                EMPIRE GLOBAL CORP.


                                     Per: /s/ KEN CHU
                                          ------------------------------
                                          KEN CHU
                                          Chief Executive Officer



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